SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 10, 2001



                         BioSpecifics Technologies Corp.
             (Exact name of registrant as specified in its charter)



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Delaware                          0-19879                     11-3054851
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(State or other                 (Commission                 (IRS Employer
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jurisdiction of                  File No.)               Identification No.)
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incorporation)
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                   35 Wilbur Street, Lynbrook, New York 11563
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 593-7000




                                 Not Applicable
          (Former name or former address, if changed since last report)
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Item 4.  Changes in Registrant's Certifying Accountant
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Grant Thornton LLP was previously the principal accountants for BioSpecifics
Technologies Corp. ("the Registrant"). On December 10, 2001, that firm's appointment as principal accountants was terminated by the Registrant and BDO Seidman, LLP was engaged as principal accountants. The decision to change accountants was approved by the Board of Directors of the Registrant.

In connection with the audits of the two fiscal years ended January 31, 2001, and the subsequent interim period through December 10, 2001, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of Grant Thornton LLP on the consolidated financial statements of the Registrant as of and for the years ended January 31, 2000 and January 31, 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

A letter from Grant Thornton LLP is attached as Exhibit 16 to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)      Exhibits

                  16.   Letter of Grant Thornton LLP dated December 11, 2001

                                    SIGNATURE



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      BioSpecifics Technologies Corp.



                                      By: /s/ Albert Horcher
                                      Albert Horcher
                                      Secretary, Treasurer, Principal Financial
                                      and Chief Accounting Officer



Dated:  December 12, 2001